UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  February 24, 2016

INNOVUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52991	90-0814124
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9171 Towne Centre Drive, Suite 440, San Diego, CA 92122
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 964-5123

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
Item 2.01	Completion of Acquisition or Disposition of Assets
Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under and Off Balance Sheet Agreement of a Registrant

Signing of Secured Loan Agreements and Closing of Financing

On February 24, 2016, Innovus Pharmaceuticals, Inc., a Nevada corporation (“Innovus”) and SBI Investments, LLC, 2014-1 (“SBI”) entered into a Closing Statement in which SBI loaned Innovus gross proceeds of $550,000 pursuant to a Purchase Agreement, (“Purchase Agreement”), 20% Secured Promissory Note (“Note”) and Security Agreement (“Security Agreement”), all dated February 19, 2016 (collectively, the “Finance Agreements”), to purchase substantially all of the assets (the “Transaction”) of Beyond Human, LLC, a Texas limited liability company (“Beyond Human”).  Of the $550,000 gross proceeds, $300,000 was paid into an escrow account held by a third party bank to be released to Beyond Human upon closing of the Transaction, $242,500 was provided directly to Innovus for use in building the Beyond Human business and $7,500 was provided for attorneys’ fees.

Pursuant to the Finance Agreements, the principal amount of the Note is $550,000 and the interest rate thereon is 20% per year.  Innovus shall begin to pay principal and interest on the Note on a monthly basis beginning on March 19, 2016 for a period of 24 months and the monthly mandatory payment amount thereunder is $28,209.30. The monthly amount shall be paid by Innovus through a deposit amount control agreement with a third party bank in which SBI shall be permitted to take the monthly mandatory payment amount from all revenues received by Innovus from the Beyond Human assets in the Transaction.  The maturity date for the Note is February 19, 2018.

The Note is secured by SBI through a first priority secured interest in all of the Beyond Human assets acquired by Innovus in the Transaction including all revenue received by Innovus from these assets.

The foregoing descriptions of the Financing Agreements does not purport to be complete, and is qualified in its entirety by references to the full text of the Purchase Agreement, the Note and the Security Agreement, which are filed herewith as Exhibits 2.1, 2.2 and 2.3 respectively and are incorporated herein by reference.

A copy of the Financing Agreements has been included as an exhibit to this Current Report on Form 8-K to provide investors with information regarding its terms.  It is not intended to provide any other factual information about Innovus, SBI or any of their respective subsidiaries or affiliates.  The representations, warranties and covenants contained in the Financing Agreements were made only for purposes of that agreement and as of specific dates; were made solely for the benefit of the parties to the Financing Agreements; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures; may not have been intended to be statements of fact, but rather, as a method of allocating contractual risk and governing the contractual rights and relationships between the parties to the Financing Agreements; and may be subject to standards of materiality applicable to contracting parties that differ from those applicable to investors.  Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Innovus, SBI or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Financing Agreements, which subsequent information may or may not be fully reflected in Innovus’ public disclosures.

Closing of Asset Purchase Transaction

        On March 1, 2016, Beyond Human provided all of its remaining closing documents to Innovus and Innovus paid to Beyond Human $300,000, which was the required closing payment required by both parties pursuant to the Asset Purchase Agreement, dated February 8, 2016 (the “APA”).  As a result, Innovus and Beyond Human closed their Transaction on that date.  As a result of the Transaction, Innovus purchased substantially all of the assets of Beyond Human including the worldwide rights to all of the Beyond Human products.

        The foregoing descriptions of the APA does not purport to be complete, and is qualified in its entirety by references to the full text of the APA, which was filed with Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 11, 2016 and is incorporated herein by reference.

A copy of the APA had been included as an exhibit to the February 11, 2016 Current Report on Form 8-K to provide investors with information regarding its terms.  It is not intended to provide any other factual information about Innovus, Beyond Human or any of their respective subsidiaries or affiliates.  The representations, warranties and covenants contained in the APA were made only for purposes of that agreement and as of specific dates; were made solely for the benefit of the parties to the APA; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures; may not have been intended to be statements of fact, but rather, as a method of allocating contractual risk and governing the contractual rights and relationships between the parties to the APA; and may be subject to standards of materiality applicable to contracting parties that differ from those applicable to investors.  Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Innovus, Beyond Human or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the APA, which subsequent information may or may not be fully reflected in Innovus’ public disclosures.

Item 7.01	Regulation FD Disclosure.

On March 1, 2016, the Company issued a press release announcing the raising of the above described financing and the closing of the Transaction.  The press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.
Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

2.1	Purchase Agreement, dated February 19, 2016, by and among the Company and SBI Investments, LLC 2014-1
2.2	20% Secured Promissory Note, dated February 19, 2016 by and among the Company ad SGI Investments, LLC 2014-1
2.3	Security Agreement, dated February 19, 2016 by and among the Company and SGU Investments, LLC 2014-1
99.1	Press Release, issued March 1, 2016 by Innovus Pharmaceuticals, Inc.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INNOVUS PHARMACEUTICALS, INC.

Date: March 1, 2016	By:	/s/ BASSAM DAMAJ
Bassam Damaj
President and Chief Executive Officer